BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2016	2015
ASSETS
Cash and due from banks	$486,627	$222,774
Federal funds sold	100	100
Total cash and cash equivalents	486,727	222,874
Securities:
Trading	7,584	7,832
Available for sale	265,447	163,361
Held to maturity—fair value of $202,677 at June 2016 and $228,323 at June 2015	199,174	225,555
Stock of the Federal Home Loan Bank, at cost	57,123	66,270
Loans held for sale, carried at fair value	20,871	25,430
Loans held for sale, carried at lower of cost or fair value	33,530	77,891
Loans and leases—net of allowance for loan and lease losses of $35,826 as of June 2016 and $28,327 as of June 2015	6,354,679	4,928,618
Accrued interest receivable	26,201	20,268
Furniture, equipment and software—net	13,995	8,551
Deferred income tax	39,171	32,955
Cash surrender value of life insurance	5,990	5,806
Mortgage servicing rights, carried at fair value	3,943	2,098
Other real estate owned and repossessed vehicles	252	1,240
Other assets	86,667	34,970
TOTAL ASSETS	$7,601,354	$5,823,719

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$588,774	$309,339
Interest bearing	5,455,277	4,142,578
Total deposits	6,044,051	4,451,917
Securities sold under agreements to repurchase	35,000	35,000
Advances from the Federal Home Loan Bank	727,000	753,000
Subordinated notes and debentures and other	58,066	5,155
Accrued interest payable	1,667	1,266
Accounts payable and accrued liabilities and other liabilities	51,980	43,855
Total liabilities	6,917,764	5,290,193
STOCKHOLDERS’ EQUITY:[1]
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A— $10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2016 and June 2015	5,063	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 64,513,494 shares issued and 63,219,392 shares outstanding as of June 2016, 63,145,364 shares issued and 62,075,004 shares outstanding as of June 2015	645	631
Additional paid-in capital	331,156	296,042
Accumulated other comprehensive income (loss) — net of tax	(7,304)	(9,399)
Retained earnings	384,815	265,833
Treasury stock, at cost; 1,294,102 shares as of June 2016 and 1,070,360 shares as of June 2015	(30,785)	(24,644)
Total stockholders’ equity	683,590	533,526
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,601,354	$5,823,719
1- Common stock amounts have been retroactively restated for all prior periods presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015.

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2016	2015
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$78,752	$60,670
Investments	7,509	6,897
Total interest and dividend income	86,261	67,567
INTEREST EXPENSE:
Deposits	12,923	9,593
Advances from the Federal Home Loan Bank	2,878	2,255
Other borrowings	1,305	425
Total interest expense	17,106	12,273
Net interest income	69,155	55,294
Provision for loan and lease losses	1,900	2,900
Net interest income, after provision for loan and lease losses	67,255	52,394
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	508	—
Other-than-temporary loss on securities:
Total impairment (losses)	(687)	(973)
Loss (gain) recognized in other comprehensive income (loss)	271	812
Net impairment loss recognized in earnings	(416)	(161)
Fair value gain (loss) on trading securities	(5)	94
Total unrealized loss on securities	(421)	(67)
Prepayment penalty fee income	737	2,311
Gain on sale - other	5,192	1,368
Mortgage banking income	2,830	4,934
Banking service fees and other income	8,169	1,732
Total non-interest income	17,015	10,278
NON-INTEREST EXPENSE:
Salaries and related costs	18,905	12,109
Professional services	2,034	798
Occupancy and equipment	1,310	803
Data processing and internet	2,944	1,718
Advertising and promotional	2,236	1,843
Depreciation and amortization	1,479	922
Real estate owned and repossessed vehicles	(1)	(272)
FDIC and regulatory fees	1,243	926
Other general and administrative	2,835	1,905
Total non-interest expense	32,985	20,752
INCOME BEFORE INCOME TAXES	51,285	41,920
INCOME TAXES	21,558	17,525
NET INCOME	$29,727	$24,395
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$29,650	$24,318
COMPREHENSIVE INCOME	$25,314	$23,293
Basic earnings per share[1]	$0.46	$0.39
Diluted earnings per share[1]	$0.46	$0.39
1- Common stock amounts have been retroactively restated for all prior periods presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015.

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2016	2015	2014
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$291,058	$220,486	$147,664
Investments	26,649	23,878	25,214
Total interest and dividend income	317,707	244,364	172,878
INTEREST EXPENSE:
Deposits	42,667	34,733	24,817
Advances from the Federal Home Loan Bank	11,175	8,910	6,981
Other borrowings	2,854	1,776	3,983
Total interest expense	56,696	45,419	35,781
Net interest income	261,011	198,945	137,097
Provision for loan and lease losses	9,700	11,200	5,350
Net interest income, after provision for loan and lease losses	251,311	187,745	131,747
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	1,427	587	208
Other-than-temporary loss on securities:
Total impairment (losses)	(3,472)	(6,805)	(2,359)
Loss (gain) recognized in other comprehensive income (loss)	2,907	4,440	(443)
Net impairment loss recognized in earnings	(565)	(2,365)	(2,802)
Fair value gain (loss) on trading securities	(248)	(234)	954
Total unrealized loss on securities	(813)	(2,599)	(1,848)
Prepayment penalty fee income	2,914	4,695	2,687
Gain on sale - other	15,540	5,793	6,658
Mortgage banking income	11,076	15,264	10,170
Banking service fees and other income	36,196	6,850	4,580
Total non-interest income	66,340	30,590	22,455
NON-INTEREST EXPENSE:
Salaries and related costs	66,667	43,819	32,240
Professional services	4,700	4,122	5,421
Occupancy and equipment	4,326	3,091	2,324
Data processing and internet	10,348	6,632	5,373
Advertising and promotional	6,867	6,060	3,724
Depreciation and amortization	4,795	3,273	2,874
Real estate owned and repossessed vehicles	(46)	(120)	(149)
FDIC and regulatory fees	4,632	3,434	2,343
Other general and administrative	10,467	7,167	5,783
Total non-interest expense	112,756	77,478	59,933
INCOME BEFORE INCOME TAXES	204,895	140,857	94,269
INCOME TAXES	85,604	58,175	38,313
NET INCOME	$119,291	$82,682	$55,956
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$118,982	$82,373	$55,647
COMPREHENSIVE INCOME	$121,386	$83,649	$56,390
Basic earnings per share[1]	$1.85	$1.35	$0.97
Diluted earnings per share[1]	$1.85	$1.34	$0.96
1- Common stock amounts have been retroactively restated for all prior periods presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015.

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2016	2015	2014
NET INCOME	$119,291	$82,682	$55,956
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(68), $132 and $36 for the years ended June 30, 2016, 2015 and 2014, respectively.	(94)	180	54
Other-than-temporary impairment on securities recognized in other comprehensive income, net of tax expense (benefit) of $2,177, $832 and $253 for the years ended June 30, 2016, 2015 and 2014, respectively.	3,018	1,139	380
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $598, $235 and $0 for the years ended June 30, 2016, 2015 and 2014, respectively.	(829)	(352)	—
Other comprehensive income (loss)	$2,095	$967	$434
Comprehensive income	$121,386	$83,649	$56,390

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital[1]	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued[1]	Treasury	Outstanding[1]	Amount[1]
Balance as of June 30, 2013	515	$5,063	55,838,204	(904,904)	54,933,300	$558	$155,885	$127,813	$(10,800)	$(10,257)	$268,262
Net income	—	—	—	—	—	—	—	55,956	—	—	55,956
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	434	—	434
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	2,241,204	—	2,241,204	22	41,561	—	—	—	41,583
Stock-based compensation expense	—	—	—	—	—	—	4,358	—	—	—	4,358
Restricted stock unit vesting and tax benefits	—	—	477,986	(67,018)	410,968	5	3,466	—	—	(4,855)	(1,384)
Stock option exercises and tax benefits	—	—	222,128	—	222,128	2	1,876	—	—	—	1,878
Balance as of June 30, 2014	515	$5,063	58,779,522	(971,922)	57,807,600	$587	$207,146	$183,460	$(10,366)	$(15,112)	$370,778
Net income	—	—	—	—	—	—	—	82,682	—	—	82,682
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	967	—	967
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	3,796,356	—	3,796,356	38	75,947	—	—	—	75,985
Stock-based compensation expense	—	—	—	—	—	—	6,648	—	—	—	6,648
Restricted stock unit vesting and tax benefits	—	—	350,947	(56,151)	294,796	4	2,426	—	—	(5,310)	(2,880)
Stock option exercises and tax benefits	—	—	218,539	(42,287)	176,252	2	3,875	—	—	(4,222)	(345)
Balance as of June 30, 2015	515	$5,063	63,145,364	(1,070,360)	62,075,004	$631	$296,042	$265,833	$(9,399)	$(24,644)	$533,526
Net income	—	—	—	—	—	—	—	119,291	—	—	119,291
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	2,095	—	2,095
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	723,808	—	723,808	7	21,113	—	—	—	21,120
Stock-based compensation expense	—	—	25,394	—	25,394	1	11,325	—	—	—	11,326
Restricted stock unit vesting and tax benefits	—	—	536,528	(223,742)	312,786	5	1,520	—	—	(6,141)	(4,616)
Stock option exercises and tax benefits	—	—	82,400	—	82,400	1	1,156	—	—	—	1,157
Balance as of June 30, 2016	515	$5,063	64,513,494	(1,294,102)	63,219,392	$645	$331,156	$384,815	$(7,304)	$(30,785)	$683,590
1- Common stock amounts have been retroactively restated for all prior periods presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015. The par value of common stock remains unchanged at $0.01 per share after the aforementioned forward stock split. As a result, the stated capital attributable to common stock increased proportionately and the additional paid-in capital decreased by the amount by which the stated capital increased.

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$119,291	$82,682	$55,956
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(5,276)	(5,517)	(8,340)
Net accretion of discounts on loans and leases	959	(27)	(2,647)
Stock-based compensation expense	11,326	6,648	4,358
Tax benefit from exercise of common stock options and vesting of restricted stock grants	(2,531)	(5,526)	(4,856)
Valuation of financial instruments carried at fair value	248	234	(955)
Net gain on sale of investment securities	(1,427)	(587)	—
Impairment charge on securities	565	2,365	2,802
Provision for loan and lease losses	9,700	11,200	5,350
Deferred income taxes	(7,134)	(8,818)	(2,040)
Origination of loans held for sale	(1,363,025)	(1,048,982)	(741,494)
Unrealized (gain) loss on loans held for sale	(97)	119	179
Gain on sales of loans held for sale	(26,616)	(21,057)	(17,007)
Proceeds from sale of loans held for sale	1,523,113	1,114,097	727,265
Change in fair value of mortgage servicing rights	889	265	(45)
(Gain) loss on sale of other real estate and foreclosed assets	(145)	(283)	(350)
Depreciation and amortization of furniture, equipment and software	4,795	3,273	2,874
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(6,070)	(6,405)	(4,100)
Other assets	(54,712)	(17,948)	(1,224)
Accrued interest payable	401	(84)	(324)
Accounts payable and accrued liabilities	6,390	10,453	5,917
Net cash provided by (used) in operating activities	210,644	116,102	21,319
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(161,395)	(10,464)	(83,033)
Proceeds from sales of available-for-sale mortgage-backed securities	14,969	9,539	—
Proceeds from repayment of securities	80,009	80,546	88,086
Purchase of stock of the Federal Home Loan Bank	(136,952)	(60,870)	(34,221)
Proceeds from redemption of stock of Federal Home Loan Bank	146,099	37,370	19,201
Origination of loans and leases held for investment	(3,582,766)	(3,242,828)	(2,297,976)
Origination of mortgage warehouse loans, net	(51,145)	(29,083)	—
Proceeds from sales of other real estate owned and repossessed assets	1,478	1,518	2,724
Purchases of loans and leases, net of discounts and premiums	(140,493)	(2,452)	(95)
Principal repayments on loans and leases	2,253,017	1,847,665	990,305
Purchases of furniture, equipment and software	(10,239)	(5,117)	(3,163)
Net cash used in investing activities	$(1,587,418)	$(1,374,176)	$(1,318,172)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$1,592,134	$1,410,381	$949,537
Proceeds from the Federal Home Loan Bank advances	920,000	734,000	950,000
Repayment of the Federal Home Loan Bank advances	(946,000)	(891,000)	(630,417)
Repayments of other borrowings and securities sold under agreements to repurchase	—	(10,000)	(65,000)
Proceeds from exercise of common stock options	151	781	500
Proceeds from issuance of common stock	21,120	75,985	41,576
Tax benefit from exercise of common stock options and vesting of restricted stock grants	2,531	5,526	4,856
Cash dividends paid on preferred stock	(309)	(309)	(309)
Proceeds from issuance of subordinated notes	51,000	—	—
Net cash provided by financing activities	1,640,627	1,325,364	1,250,743
NET CHANGE IN CASH AND CASH EQUIVALENTS	263,853	67,290	(46,110)
CASH AND CASH EQUIVALENTS—Beginning of year	222,874	155,584	201,694
CASH AND CASH EQUIVALENTS—End of year	$486,727	$222,874	$155,584
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$56,296	$45,503	$36,104
Income taxes paid	$89,184	$68,481	$37,339
Transfers to other real estate and repossessed vehicles	$571	$2,484	$1,206
Transfers from loans and leases held for investment to loans held for sale	$72,920	$30,000	$39,799
Transfers from loans held for sale to loans and leases held for investment	$21,488	$7,237	$1,471

LOANS  AND LEASES
The following table sets forth the composition of the loan and lease portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2016	June 30, 2015
Single family real estate secured:
Mortgage	$3,678,520	$2,980,795
Home equity	2,470	3,604
Warehouse and other[1]	537,714	385,413
Multifamily real estate secured	1,373,216	1,185,531
Commercial real estate secured	121,746	61,403
Auto and RV secured	73,676	13,140
Factoring	98,275	122,200
Commercial & Industrial	514,300	248,584
Consumer and other	2,542	601
Total gross loans and leases	6,402,459	5,001,271
Allowance for loan and lease losses	(35,826)	(28,327)
Unaccreted discounts and loan and lease fees	(11,954)	(44,326)
Total net loans and leases	$6,354,679	$4,928,618
1. The balance of single family warehouse loans was $173,148 at June 30, 2016 and $122,003 at June 30, 2015. The remainder of the balance is attributable to single family lender finance loans.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2016 and June 30, 2015 were:

	June 30, 2016
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$33,256	$489	$(23)	$33,722	$35,067	$843	$(1)	$35,909
Non-agency[2]	—	9,043	321	—	9,364	128,211	7,095	(10,044)	125,262
Total mortgage-backed securities	—	42,299	810	(23)	43,086	163,278	7,938	(10,045)	161,171
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	34,543	185	(10)	34,718	35,896	5,610	—	41,506
Non-agency	7,584	186,316	1,501	(174)	187,643	—	—	—	—
Total other debt securities	7,584	220,859	1,686	(184)	222,361	35,896	5,610	—	41,506
Total debt securities	$7,584	$263,158	$2,496	$(207)	$265,447	$199,174	$13,548	$(10,045)	$202,677

	June 30, 2015
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$43,738	$701	$(948)	$43,491	$41,993	$1,398	$—	$43,391
Non-agency[2]	—	23,799	2,835	(1)	26,633	147,586	10,045	(12,749)	144,882
Total mortgage-backed securities	—	67,537	3,536	(949)	70,124	189,579	11,443	(12,749)	188,273
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	21,731	390	(86)	22,035	35,976	4,074	—	40,050
Non-agency	7,832	70,216	1,271	(285)	71,202	—	—	—	—
Total other debt securities	7,832	91,947	1,661	(371)	93,237	35,976	4,074	—	40,050
Total debt securities	$7,832	$159,484	$5,197	$(1,320)	$163,361	$225,555	$15,517	$(12,749)	$228,323
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2016		June 30, 2015
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$588,774	—%	$309,339	—%
Interest bearing:
Demand	1,916,525	0.63%	1,224,308	0.48%
Savings	2,484,994	0.69%	2,126,792	0.67%
Total interest-bearing demand and savings	4,401,519	0.66%	3,351,100	0.60%
Time deposits:
Under $100	51,849	1.23%	70,369	1.26%
$100 or more[2]	1,001,909	1.99%	721,109	2.06%
Total time deposits	1,053,758	1.96%	791,478	1.99%
Total interest bearing[2]	5,455,277	0.91%	4,142,578	0.87%
Total deposits	$6,044,051	0.82%	$4,451,917	0.81%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $800.7 million and $661.9 million as of June 30, 2016 and June 30, 2015, respectively, of which
$537.6 million and $356.3 million, respectively, are time deposits classified as $100 or more.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2016	2015	2014	2013	2012
Non-Interest bearing, prepaid and other	1,816,266	501,565	182,011	3,124	959
Checking and savings accounts	292,012	31,461	27,250	21,406	18,972
Time deposits	4,807	5,515	7,571	11,103	12,341
Total number of deposit accounts	2,113,085	538,541	216,832	35,633	32,272

The net increase of 1,314,701 of non-interest bearing, prepaid and other accounts and 260,551 interest-bearing checking and savings accounts for the fiscal year ended June 30, 2016 was primarily the result of our acquisition of accounts from H&R Block Bank and the new H&R Block-branded products offered by BofI Federal Bank.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2016			2015			2014
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans and leases[2,3]	$5,680,003	$291,058	5.12%	$4,388,336	$220,486	5.02%	$2,850,600	$147,664	5.18%
Interest-earning deposits in other financial institutions	498,483	2,070	0.42%	204,176	511	0.25%	107,534	275	0.26%
Mortgage-backed and other investment securities	442,070	18,910	4.28%	432,948	18,165	4.20%	480,940	22,566	4.69%
Stock of Federal Home Loan Bank	62,255	5,669	9.11%	46,819	5,202	11.11%	32,115	2,373	7.39%
Total interest-earning assets	6,682,811	317,707	4.75%	5,072,279	244,364	4.82%	3,471,189	172,878	4.98%
Non-interest-earning assets	140,066			68,039			58,953
Total assets	$6,822,877			$5,140,318			$3,530,142
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$3,649,423	$24,611	0.67%	$2,862,295	$20,709	0.72%	$1,522,884	$10,723	0.70%
Time deposits	852,590	18,056	2.12%	790,661	14,024	1.77%	876,621	14,094	1.61%
Securities sold under agreements to repurchase	35,000	1,555	4.44%	36,562	1,633	4.47%	85,726	3,840	4.48%
Advances from the FHLB	855,029	11,175	1.31%	700,805	8,910	1.27%	576,307	6,981	1.21%
Subordinated notes and debentures and other	22,025	1,299	5.90%	5,155	143	2.77%	5,155	143	2.77%
Total interest-bearing liabilities	5,414,067	56,696	1.05%	4,395,478	45,419	1.03%	3,066,693	35,781	1.17%
Non-interest-bearing demand deposits	739,764			255,321			123,859
Other non-interest-bearing liabilities	51,672			35,219			23,549
Stockholders’ equity	617,374			454,300			316,041
Total liabilities and stockholders’ equity	$6,822,877			$5,140,318			$3,530,142
Net interest income		$261,011			$198,945			$137,097
Interest rate spread[4]			3.70%			3.79%			3.81%
Net interest margin[5]			3.91%			3.92%			3.95%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $31.0 million, $31.4 million and $32.1 million as of June 30, 2016, 2015 and 2014, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2016			2015
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans and leases[3,4]	$6,275,936	$78,752	5.02%	$4,865,501	$60,670	4.99%
Interest-earning deposits in other financial institutions	606,231	699	0.46%	252,539	178	0.28%
Mortgage-backed and other investment securities	492,158	5,546	4.51%	405,180	4,086	4.03%
Stock of Federal Home Loan Bank	54,632	1,264	9.25%	50,245	2,633	20.96%
Total interest-earning assets	7,428,957	86,261	4.64%	5,573,465	67,567	4.85%
Non-interest-earning assets	139,265			77,234
Total assets	$7,568,222			$5,650,699
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,303,159	$7,516	0.70%	$3,404,566	$5,753	0.68%
Time deposits	999,936	5,407	2.16%	815,405	3,840	1.88%
Securities sold under agreements to repurchase	35,000	387	4.42%	35,008	389	4.44%
Advances from the FHLB	738,700	2,878	1.56%	528,365	2,255	1.71%
Subordinated notes and debentures and other	58,115	918	6.32%	5,155	36	2.79%
Total interest-bearing liabilities	6,134,910	17,106	1.12%	4,788,499	12,273	1.03%
Non-interest-bearing demand deposits	710,554			301,893
Other non-interest-bearing liabilities	55,524			39,371
Stockholders’ equity	667,234			520,936
Total liabilities and stockholders’ equity	$7,568,222			$5,650,699
Net interest income		$69,155			$55,294
Interest rate spread[5]			3.52%			3.82%
Net interest margin[6]			3.72%			3.97%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $30.7 million and $31.4 million as of June 30, 2016 and 2015 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.